                                                                    EXHIBIT 10.7
                                 CONSEP, INC.

                          1993 STOCK INCENTIVE PLAN*

     1.   Purposes of the Plan.  The purposes of this Stock Incentive Plan are
          --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" shall mean the Board or any of its Committees as
                -------------
     shall be administering the Plan, in accordance with Section 4.(a) of the Plan.

          (b)  "Board" shall mean the Board of Directors of the Company.
                -----

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Committee" shall mean a committee appointed by the Board in
                ---------
     accordance with Section 4.(a) of the Plan.

          (e)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (f)  "Company" shall mean Consep, Inc., an Oregon corporation.
                -------

          (g)  "Consultant" shall mean any person who is engaged by the Company
                ----------
     or any Subsidiary to render consulting services and is compensated for such consulting services, provided that the term "Consultant" shall not include Directors who are only paid a director's fee or who are not compensated by the Company for their services as Directors.

          (h)  "Continuous Status as an Employee or Consultant" shall mean the
                ----------------------------------------------
     absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the Board; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (i)  "Director" shall mean a member of the Board.
                --------

          (j)  "Disability" shall mean total and permanent disability as defined
                ----------
     in Section 22(e)(3) of the Code.

          (k)  "Employee" shall mean any person, including Officers and
                --------
     Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither the payment of a director's fee by the Company nor service as a Director shall be sufficient to constitute "employment" by the Company.

          (l)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
     amended.

          (m)  "Incentive Stock Option" shall mean an Option intended to qualify
                ----------------------
     as an incentive stock option within the meaning of Section 422 of the Code.

          (n)  "Maximum Annual Employee Grant" shall have the meaning set forth
                -----------------------------
     in Section 5.(e).

          (o)  "Nonqualified Stock Option" shall mean an Option not intended to
                -------------------------
     qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (p)  "Notice of Grant" shall mean a written notice evidencing certain
                ---------------
     terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (q)  "Officer" shall mean a person who is an officer of the Company
                -------
     within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------

          (s)  "Option Agreement" shall mean a written agreement between the
                ----------------
     Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)  "Optioned Stock" shall mean the Common Stock subject to an
                --------------
     Option.

          (u)  "Optionee" shall mean an Employee or Consultant who receives an
                --------
     Option.

          (v)  "Parent" shall mean a "parent corporation," whether now or
                ------
     hereafter existing, as defined in Section 424 of the Code.

          (w)  "Plan" shall mean this 1993 Stock Incentive Plan.
                ----

          (x)  "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any
                ----------
     successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (y)  "Sale" or "Sold" shall include, with respect to the sale of
                ----      ----
     Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares for consideration in the form of past or future services.

          (z)  "Share" shall mean a share of the Common Stock, as adjusted in
                -----
     accordance with Section 11 of the Plan.

          (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now
                ----------
     or hereafter existing, as defined in Section 424 of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 370,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)    Multiple Administrative Bodies. If permitted by Rule
                      ------------------------------
          16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               (ii)   Administration With Respect to Directors and Officers
                      -----------------------------------------------------
          Subject to Section 16(b). With respect to Option grants made to
          ------------------------
          Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

               (iii)  Administration With Respect to Other Persons.  With
                      --------------------------------------------
          respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
     Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)      to grant Incentive Stock Options in accordance with
          Section 422 of the Code, or Nonqualified Stock Options;

               (ii)     to authorize Sales of Shares of Common Stock hereunder;

               (iii) to determine, upon review of relevant information and in accordance with Section 8.(b) of the Plan, the fair market value of the Common Stock;

               (iv) to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8.(a) of the Plan;

               (v) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (vi) to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

               (vii)    to interpret the Plan;

               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (ix) to determine the terms and provisions of each Option granted (which need not be identical) and, With the consent of the holder thereof, modify or amend each Option;

               (x) to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

               (xi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

               (xii) to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;

               (xiii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board;

               (xiv) to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

               (xv) to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant;

               (xvi) to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter;

               (xvii)   to approve forms of agreement for use under the Plan;

               (xviii) to reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (xix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
     and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

     5.   Eligibility.
          -----------

          (a)  Persons Eligible.  Options may be granted and/or Shares Sold only
               ----------------
     to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he or she is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

          (b)  ISO Limitation.  To the extent that the aggregate fair market
               --------------
     value: (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time of grant.

          (c)  Section 5(b) Limitations. Section, 5.(b), of the Plan shall apply
               ------------------------
     only to an Incentive Stock Option evidenced by an Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5.(b) of the Plan shall not apply to any Option evidenced by a Option Agreement which sets forth the intentions of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

          (d)  No Right to Continued Employment.  The Plan shall not confer upon
               --------------------------------
     any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his employment or consulting relationship at any time.

          (e)  Maximum Option Grant.  The maximum number of Shares with respect
               --------------------
     to which an Option or Options may be granted to any Employee in any one calendar year of the Company shall not exceed 75,000 shares (the "Maximum Annual Employee Grant").

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan.

     7.   Term of Option.   The term of each Option shall be stated in the
          --------------
Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

     8.   Exercise/Purchase Price and Consideration.
          -----------------------------------------

          (a)  Exercise/Purchase Price.  The per-Share exercise/purchase price
               -----------------------
for the Shares to be issued pursuant to exercise of an Option or a Sale shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)      In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant.

                        (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

               (ii)     In the case of a Nonqualified Stock Option or Sale

                        (A) granted or Sold to a person who, at the time of the grant of such Option or authorization of such Sale, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise/purchase price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant or authorization of Sale, unless otherwise expressly determined by the Administrator.

                        (B) granted or Sold to any other person, the per Share exercise/purchase price shall be no less than eighty-five percent (85%) of the fair market value per Share on the date of grant or authorization of Sale, unless otherwise expressly determined by the Administrator.

                        (C) Any determination to sell stock at less than fair market value on the date of the grant or authorization of Sale shall be accompanied by an express finding by the Administrator specifying that the sale is in the best interest of the Company, and specifying both the fair market value and the grant or sale price of the stock.

               (iii) In the case of an Option granted or Sale authorized on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six (6) months after the termination of such registration, the per Share exercise/purchase price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant or authorization of Sale.

          (b)  Fair Market Value.  The fair market value per Share shall be
               -----------------
determined by the Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock (or the closing bid if no sales were reported) for the last market trading day prior to the date of grant of the Option or authorization of Sale or other determination, as reported in The Wall
                                                                       --------
Street Journal (or, if not so reported, as otherwise reported by the National
--------------
Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange for the last market trading day prior to the date of grant of the Option or authorization of Sale or other determination as reported in The Wall Street Journal.
                                   -----------------------

          (c)  Consideration.  The consideration to be paid for the Shares to be
               -------------
issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

               (i)      cash;

               (ii)     check;

               (iii)    transfer to the Company of Shares which

                        (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

                        (B) having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (iv) delivery of instructions to the Company to withhold from the Shares that would otherwise be issued on the exercise that number of Shares having a fair market value at the time of such exercise equal to the Option exercise price;

               (v) such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans under applicable corporate and securities laws and the Code; or

               (vi)     any combination of the foregoing methods of payment.

     If the fair market value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 8.(c), the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsections (iii) and (iv) above.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise, Rights as a Stockholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and
Section 8.(c) of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock represented by such stock certificate, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  In the
               ----------------------------------------------------
event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option with the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee.  In the event that an Optionee's
               ----------------------
Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date, of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in the no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a
                                                                            -
person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or Inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.  Nontransferability of Options.  An Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders, of the Company, the number of shares of Common Stock, covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such common stock of the consideration received in the merger or sale of assets was not solely successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          --------------------------------------

          (a)  Amendment and Termination.  The Board may amend or terminate the
               -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided, however, that if required to qualify the Plan under Rule 16b-3, promulgated under Section 16 of the Exchange Act, no amendment shall be made more than once every six (6) months that would change the amount, price or timing of the option grants, other than to comport with changes in the Code or the rules and regulations promulgated thereunder; and provided, further, that if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the stockholders of the company in the manner described in Section 17 of the Plan if the amendment would.

               (i) increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

               (ii) make a change in the designation of the class of Employees, or Consultants eligible to be granted Options; or

               (iii) if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, cause any material increase in the benefits, accruing to participants under the Plan.

          (b)  Stockholder Approval.  The Company shall obtain stockholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  Liability of Company.
          --------------------

          (a)  Inability to Obtain Authority. Inability of the Company to obtain
               -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          (b)  Grants Exceeding Allotted Shares.  If the Optioned Stock covered
               --------------------------------
by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

     17.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

     18.  Six Month Holding Period for Affiliates.  If the Company registers any
          ---------------------------------------
class of any equity security pursuant to Section 12 of the Exchange Act, then from the effective date of such registration until six (6) months after the termination of such registration (the Public Period), these limits will apply to each Officer, Director and beneficial owner of ten percent (10%) or more of any class of equity securities of the Company (Affiliates.) During the Public Period, any Affiliate shall hold Shares Sold hereunder at least six (6) months from the date of Sale. During the Public Period, at least six (6) months must elapse from the date of grant of an Option to an Affiliate to the date the Affiliate disposes of the Shares acquired upon exercise of the Option, or (if the Option is disposed of other than by exercise) to the date of disposition of the Option itself.

* As amended by the Board of Directors on December 15, 1994 and March 1, 1996, and ratified by the shareholders on May 25, 1995 and May 23, 1996, respectively.

                           ________________________